UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                                                                                September 20, 2018

HENNESSY ADVISORS, INC.

(Exact name of registrant as specified in its charter)

California	001-36423	68-0176227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7250 Redwood Blvd., Suite 200 Novato, California		94945
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code:                   (415) 899-1555

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 20, 2018, Hennessy Advisors, Inc. (the “Company”) entered into a Fourth Amendment to Term Loan Agreement (the “Amendment”), by and between the Company, U.S. Bank National Association, as administrative agent (in such capacity, “Agent”) and as a lender, and California Bank & Trust, as a lender, that amended the Term Loan Agreement, dated as of September 17, 2015 (the “Loan Agreement”), as amended by the First Amendment to the Term Loan Agreement, dated as of September 19, 2016 (the “First Amendment”), the Second Amendment to the Term Loan Agreement, dated as of November 16, 2017 (the “Second Amendment”), and the Third Amendment to the Term Loan Agreement, dated as of November 30, 2017 (the “Third Amendment”).

The Amendment (i) extended the maturity date of the loan from September 17, 2019, to September 17, 2020, (ii) provided the Agent’s authorization for the Company to consummate the acquisition of the assets related to the management of the BP Capital TwinLine Energy Fund and the BP Capital TwinLine MLP Fund (the “BP Funds Acquisition”) pursuant to the Transaction Agreement, dated as of July 10, 2018, between the Company and BP Capital Fund Advisors, LLC (the “Transaction Agreement”), (iii) added representations and covenants relating to the recently effective customer due diligence requirements for financial institutions, and (iv) added representations regarding matters relating to the Employee Retirement Income Security Act of 1974, as amended.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment filed herewith as Exhibit 99.1 and incorporated herein by reference. A complete copy of the Loan Agreement is incorporated by reference from Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 23, 2015. Complete copies of the First Amendment, Second Amendment, and Third Amendment are incorporated by reference herein from Exhibit 99.1 to each of the Company’s Current Reports on Form 8-K filed with the SEC on September 23, 2016, November 20, 2017, and December 4, 2017, respectively.

Item 9.01.                          Financial Statements and Exhibits

The exhibit listed in the exhibit index below is filed under Item 1.01 of this Current Report on Form 8-K.

EXHIBIT INDEX

Exhibit	Description
99.1	Fourth Amendment to Term Loan Agreement, by and between Hennessy Advisors, Inc., U.S. Bank National Association, and California Bank & Trust, dated September 20, 2018.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENNESSY ADVISORS, INC.

September 21, 2018	By: /s/ Teresa M. Nilsen
Teresa M. Nilsen President

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